UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

500 Damonte Ranch, Parkway

Building 700, Unit 700

Reno, Nevada 89521

 (Address of Principal Executive Offices)

Northwest Registered Agent Service, Inc.

8 The Green, Suite B

Dover, Delaware 19901

(Name and address of agent for service)

With copy to :

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (203) 622-6000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

Class I:  IPDPX

PREFERRED-PLUS

Class I:  IPPPX

ANNUAL REPORT

SEPTEMBER 30, 2021

1-800-869-1679

www.innovativeportfolios.com

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

MANAGEMENT DISCUSSION

SEPTEMBER 30, 2021 (UNAUDITED)

Investing Environment

Thankfully, the first three quarters of 2021 were calmer for equity markets than 2020. Growth stocks and value stocks took turns carrying the performance baton, while volatility generally ebbed. The Dividend Performers (the “Fund”) strategy of investing in lower risk dividend paying stocks and simultaneously selling volatility, using S&P 500 index options to potentially profit from implied volatility, performed quite well relative to our competition and the broad U.S. stock market.

Performance Discussion

The Fund’s strong performance from 2019 and 2020 vs.  its benchmarks and indices continued into 2021. In 2019, the Fund ranked in the 1st percentile out of 109 funds in its Option-Based Morningstar category, in 2020 its finished in the 4th percentile out of 140 funds, and for the fiscal year ended September 30, 2021, the Fund again ranked in the 1st percentile out of 172 funds. Through the 9-months ending September 30, 2021, the Fund enjoyed a total return of 16.31% vs. the S&P 500’s 15.92% return and 11.26% for the NASDAQ US Broad Dividend Achievers Index. Over the trailing 12-months the outperformance spread is more stark with the fund +39.80% vs. 30.00% (S&P 500), and 21.48% (NASDAQ US Broad Dividend Achievers Index). Since inception of December 24, 2018, the Fund has an annualized total return of 25.94% vs. the S&P 500’s 25.42% and 18.42% for the NASDAQ US Broad Dividend Achievers Index. This string of outperformance gives us continued confidence in our management process. Even though the Fund’s volatility is somewhat higher than the comparison benchmarks/indices, the long-term results are heartening. We will continue to stick to our simple process of owning the fifty dividend-increasing stocks with lower downside risk characteristics and repeatedly sell volatility on the S&P 500. We believe this can continue to provide longer-term success.

Portfolio Activity

The Fund’s stock selection is a factor-driven quantitative system which favors “lower-risk” (as defined by Revelation Investment Research) dividend paying stocks. As of September 30th, the blend of fifty companies held by the Fund was currently over-weighted in two sectors: industrials at 50% and financials at 12%. The biggest underweighting relative to the S&P 500 was technology where the Fund only had a 10% weighting. The positions were nearly equally weighted with our largest position at 2.2% and our smallest equity position at a 1.9% portfolio weighting. Through short periods this industry weighting disparity, and an equal security weighting vs. capitalization weighting, has been both a blessing and a curse, but over the last 9 months and longer it has been a tailwind.  Contributions to performance were made by the income from the option overlay and stock selection.  The Fund’s index option overlay added addition total return over-and-above the index, or alpha, but also added to volatility.

Investment Outlook

We believe the continued reopening of the global economy, the relative strength of the U.S. economy, and the continued vaccination/immunity against COVID-19 should benefit U.S. equities. We are encouraged by the investment environment for dividend-paying American companies, the recent evidence of a possible rotation into value stocks, and on the prospect of continuing to profit from implied volatility on the S&P 500 Index. Being optimists, we are looking forward to 2022, although regardless of events, economic changes or changes in political winds, we will stick to our process. Thank you for investing with us!

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COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

MANAGEMENT DISCUSSION DISCLOSURE (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Performance of the Fund

The total return for Preferred-Plus (the “Fund”) and its comparative benchmarks for the year ending September 30, 2021 were:

	Six Months Ended September 30, 2021	One Year Ended September 30, 2021	Since Inception[1] (annualized)
Innovative Preferred-Plus Fund	5.41%	15.01%	12.53%
S&P U.S. Preferred Stock Total Return Index	4.59%	12.73%	11.81%
ICE BofA Core Plus Fixed Rate Preferred Index	3.39%	7.75%	10.58%

Market Review

Preferred securities, as measured by the S&P Preferred Stock Total Return Index, had a gain for the 12- month period ended September 30, 2021.  The markets quickly reacted to the positive news of several COVID-19 vaccines candidates during the 4th quarter of 2020.  During the first quarter of 2021 preferred securities struggled as higher rates were brought on by greater inflation expectations as a result of passage of $1.9 billion stimulus package. The stimulus package, plus the likelihood of a large infrastructure bill and tax hikes sent the 10-year Treasury higher by 82 bps to 1.74% by the end of March 2021.  The 2nd and 3rd quarters of 2021 saw interest rates retreat as the COVID Delta variant negatively impacted the great reopening.

The first half of 2021 saw the retail ($25 par) preferred security market shrink by $6.5 billion from redemptions while the institutional ($1000 par) market’s net new issuances grew by $13.2bn.  The third quarter saw negative net new issuance in the retail space while the institutional net new issuance was basically flat.  Lower supply in the retail space should be supportive of preferred equity prices.

Portfolio Activity

The preferred security market is inefficient due to its small market capitalization, complexity, and variety of security structures available. We believe that a comprehensive analysis of the different structures, credit quality, economic and interest rate outlook can result in outperformance.

For the period ending September 30,2021, the Fund was split roughly equal among exchange-traded $25 par issues and the $1,000 par over the counter (“OTC”) capital securities. Preferred closed-end funds represented approximately 1% of the Fund. Security selection had the greatest impact on outperformance as position in companies impacted by COVID, such as airlines, recovered. Automobile issuers also performed well as their credit condition improved.

1The Fund’s inception date is December 24, 2018.

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COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

MANAGEMENT DISCUSSION DISCLOSURE (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

The Fund’s options overlay seeks additional returns by selling “writing” credit spreads on an S&P 500 ETF.  These credit spreads, with a goal exposure of 7.5% of the Fund’s assets were a strong contributor to the Fund’s performance during the fiscal year as the S&P 500 rallied on news of promising COVID-19 vaccines.  The options overlay contributed approximately 340 bps of performance to the Fund.

Investment Outlook

Spreads on preferred securities have tightened through the year as demand increased for preferreds driven by their higher relative yield.  We believe that the main driver of returns for preferred securities will be from income rather than capital appreciation given the current tight spreads and the likelihood that interest rates will trend higher.  Banks, one of the largest issuers of preferred securities usually benefit from higher rates. Risks include the ongoing fight against COVID-19, inflation, and a possible Federal Reserve policy mistake.  The market anticipates a November tapering of the current Federal Reserve bond purchase and a possible hike in interest rate in the later part of 2022 limiting the price appreciation.  Demand for preferred securities should continue as investors continue looking for attractive relative yield.  In addition to higher yields, most preferred securities pay qualified dividend income meaning the income in taxed at the lower capital gains rate than ordinary income rates.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 2021

FUND/INDEX	One Year	SINCE INCEPTION*
Dividend Performers - Class I	39.80%	25.94%
NASDAQ U.S. Broad Dividend Achievers Index TR	21.48%	18.42%
S&P 500 Index	30.00%	25.42%

Cumulative Performance Comparison of $10,000 Investment Since Inception

Dividend Performers - Class I
NASDAQ U.S. Broad Dividend Achievers Index TR
S&P 500 Index
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$18,935
$18,729
$15,994
Dec-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21

* Inception date of Fund is December 24, 2018.

This chart assumes an initial investment of $10,000 made on the closing of December 24, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The NASDAQ U.S. Broad Dividend Achievers Index TR is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on NYSE American or NASDAQ.

The S&P 500 Index is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

The Fund's total annual operating expense ratio before fee waivers, per the February 1, 2021 prospectus, is 2.66% for Class I. After fee waivers, the Fund's total annual operating expense ratio is 1.66% for Class I.

Page |  4

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 2021

FUND/INDEX	One Year	SINCE INCEPTION*
Preferred-Plus - Class I	15.01%	12.53%
S&P U.S. Preferred Stock Total Return Index	12.73%	11.81%

Cumulative Performance Comparison of $10,000 Investment Since Inception

Preferred-Plus Fund - Class I
S&P U.S. Preferred Stock Total Return Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,866
$13,624
Dec-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21

* Inception December 24, 2018.

This chart assumes an initial investment of $10,000 made on the closing of December 24, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P U.S. Preferred Stock Total Return Index is updated at the end of the business day as per the market it represents. The index is marked as “intraday” so that quote recap can be run to view what time the index is updated.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

The Fund's total annual operating expense ratio before fee waivers, per the February 1, 2021 prospectus, is 2.52% for Class I. After fee waivers, the Fund's total annual operating expense ratio is 1.59% for Class I.

Page |  5

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.86%
Consumer Cyclical
5.80%
Consumer Defensive
4.02%
Financial Services
11.97%
Healthcare
13.50%
Industrials
45.75%
Money Market Fund
0.65%
Put Options
0.14%
Technology
14.31%

Sectors are categorized using Morningstar® classifications, and do not correspond to the classifications used in the Schedule of Investments which are derived from SIC industries.

Excludes written options.

Page |  6

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Industrials
6.37%
Money Market Fund
0.31%
Put Options
0.07%
Real Estate
7.59%
Utilities
6.43%
Closed-End Mutual Funds
1.09%
Communication Services
3.07%
Consumer Cyclical
1.73%
Consumer Defensive
1.77%
Energy
1.28%
Financial Services
70.29%

Sectors are categorized using Morningstar® classifications, and do not correspond to the classifications used in the Schedule of Investments which are derived from SIC industries.

Excludes written options.

Page |  7

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares		Value

COMMON STOCKS - 99.81%

Computer & Office Equipment - 1.98%
10,995	HP, Inc. (a)	$ 300,823

Construction, Mining & Materials Handling Machinery & Equipment - 2.00%
1,954	Dover Corp. (a)	303,847

Converted Paper & Paperboard Products - 1.91%
1,401	Avery Dennison Corp. (a)	290,301

Cutlery, Handtools & General Hardware - 1.93%
1,405	Snap-On, Inc. (a)	293,575

Drawing & Insulating of Nonferrous Wire - 1.90%
7,907	Corning, Inc. (a)	288,526

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.95%
3,148	Emerson Electric Co. (a)	296,542

Electronic Components & Accessories - 1.96%
1,642	Hubbell, Inc. (a)	296,660

Engines & Turbines - 1.99%
1,344	Cummins, Inc. (a)	301,809

Fabricated Rubber Products - 1.99%
1,522	Carlisle Cos., Inc. (a)	302,558

Fire, Marine & Casualty Insurance - 3.89%
2,276	Allstate Corp. (a)	289,758
2,317	Hanover Insurance Group, Inc. (a)	300,330
		590,088
General Industrial Machinery & Equipment - 1.88%
1,380	Illinois Tool Works, Inc. (a)	285,149

Hospital & Medical Service Plans - 1.87%
727	UnitedHealth Group, Inc. (a)	284,068

Household Furniture - 1.92%
6,491	Leggett & Platt, Inc. (a)	291,056

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 1.91%
5,038	Donaldson Co., Inc.	289,232

Life Insurance - 4.07%
3,408	Globe Life, Inc. (a)	303,414
2,045	Primerica, Inc. (a)	314,173
		617,587

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Shares		Value

Measuring & Controlling Devices - 2.18%
1,125	Rockwell Automation, Inc. (a)	$ 330,795

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 2.10%
838	Cintas Corp. (a)	318,993

Metalworking Machinery & Equipment - 1.92%
2,260	Lincoln Electric Holdings, Inc. (a)	291,065

Miscellaneous Industrial & Commercial Machinery & Equipment - 1.97%
2,001	Eaton Corp. PLC (Ireland) (a)	298,769

Motors & Generators - 4.06%
3,687	Franklin Electric Holdings, Inc. (a)	294,407
2,135	Regal Rexnord Corp. (a)	320,976
		615,383
Optical Instruments & Lenses - 2.19%
991	KLA Corp. (a)	331,499

Paper Mills - 1.97%
5,342	International Paper Co. (a)	298,725

Perfumes, Cosmetics & Other Toilet Preparations - 1.92%
3,862	Colgate-Palmolive Co. (a)	291,890

Pharmaceutical Preparations - 3.88%
2,527	Abbott Laboratories (a)	298,515
1,793	Johnson & Johnson (a)	289,570
		588,085
Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.97%
2,974	Eastman Chemical Co. (a)	299,601

Pumps & Pumping Equipment - 1.97%
3,484	ITT, Inc. (a)	299,067

Refrigeration & Service Industry Machinery - 2.02%
4,136	Tennant Co. (a)	305,857

Retail-Building Materials, Hardware, Garden Supply - 1.91%
1,038	The Sherwin-Williams Co. (a)	290,360

Retail-Variety Stores - 2.12%
1,405	Target Corp. (a)	321,422

Security & Commodity Brokers, Dealers, Exchanges & Services - 1.99%
1,536	T. Rowe Price Group, Inc. (a)	302,131

Semiconductors & Related Devices - 2.07%
1,631	Texas Instruments, Inc. (a)	313,495

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Shares		Value

Services-Business Services - 2.17%
1,028	Accenture PLC Class A (a)	$ 328,878

Services-Engineering, Accounting, Research, Management - 2.19%
2,955	Paychex, Inc. (a)	332,290

Services-Help Supply Services - 2.17%
3,288	Robert Half International, Inc. (a)	329,885

Services-Prepackaged Software - 2.14%
3,730	Oracle Corp. (a)	324,995

Services-To Dwellings & Other Buildings - 1.99%
6,696	ABM Industries, Inc. (a)	301,387

State Commercial Banks - 2.10%
6,737	1st Source Corp. (a)	318,256

Surgical & Medical Instruments & Apparatus - 3.95%
1,653	3M Co. (a)	289,969
1,171	Stryker Corp. (a)	308,816
		598,785
Wholesale-Drugs Proprietaries & Druggists' Sundries - 5.79%
2,498	AmerisourceBergen Corp. (a)	298,386
5,780	Cardinal Health, Inc. (a)	285,879
1,480	McKesson Corp. (a)	295,082
		879,347
Wholesale-Durable Goods - 1.90%
735	W.W. Grainger, Inc. (a)	288,899

Wholesale-Industrial Machinery & Equipment - 1.96%
3,718	MSC Industrial Direct Co., Inc. Class A (a)	298,146

Wholesale-Machinery, Equipment & Supplies - 2.11%
3,557	Applied Industrial Technologies, Inc. (a)	320,592

Wholesale-Motor Vehicle Supplies & New Parts - 1.95%
2,436	Genuine Parts Co. (a)	295,316

TOTAL COMMON STOCKS (Cost $13,079,546) - 99.81%		15,145,734

MONEY MARKET FUND - 0.66%
99,345	First American Government Obligations Fund Class X 0.03% **	99,345
TOTAL MONEY MARKET FUND (Cost $99,345) - 0.66%		99,345

INVESTMENTS IN SECURITIES, AT VALUE (Cost $13,178,891) - 100.47%		15,245,079

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $31,899) - 0.14%		21,561

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Value

INVESTMENTS IN SECURITIES AND PURCHASED OPTIONS, AT VALUE (Cost $13,210,790) - 100.61%	$15,266,640

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $197,841) - (1.72)%	(260,789)

OTHER ASSETS LESS LIABILITIES, NET - 1.11%	168,467

NET ASSETS - 100.00%	$15,174,318

* Classifications in this Schedule of Investments are derived from Standard Industrial Classification ("SIC") Codes.

**Variable rate security; the rate shown represents the yield at September 30, 2021.

(a) All or portion of this security is held as collateral for written options. Total value of securities held as collateral is $14,399,306 representing 94.89% of net assets.

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF PURCHASED OPTIONS

SEPTEMBER 30, 2021

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF WRITTEN OPTIONS

SEPTEMBER 30, 2021

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2021

Shares		Value

PREFERRED SECURITIES-$25 PAR VALUE - 49.00%

Deep Sea Foreign Transportation of Freight - 0.39%
2,000	Costamare, Inc. Series E (Marshall Islands) 8.875% (b) (c)	$ 54,230

Electric & Other Services Combined - 1.25%
2,500	CMS Energy Corp. Series C 4.200%, to 7/15/2026 (b) (c)	62,400
4,100	NiSource, Inc. Series B 6.500%, to 3/15/2024 (a) (b) (c)	112,504
		174,904
Electric Services - 1.43%
4,000	SCE Trust IV Series J 5.375%, to 9/15/2025 (a) (b) (c)	99,200
4,000	SCE Trust V Series K 5.450%, to 3/15/2026 (a) (b) (c)	101,200
		200,400
Finance Services - 1.14%
6,000	Synchrony Financial Series A 5.625%, to 11/15/2024 (b) (c)	159,960

Fire, Marine & Casualty Insurance - 1.26%
6,000	Enstar Group LTD Series D 7.000%, to 9/01/2028 (Bermuda) (a) (b) (c)	175,740

Insurance Agents Brokers & Services - 1.74%
9,000	Equitable Holdings, Inc. Series A 5.250%, to 12/15/2024 (b) (c)	243,270

Life Insurance - 7.36%
4,000	American Equity Investment Life Holding Co. Series A 5.950%, to 12/01/2024 (a) (b) (c)	109,360
7,000	American Equity Investment Life Holding Co. Series A 6.625%, to 9/01/2025 (a) (b) (c)	201,180
9,000	Athene Holdings Ltd. Series A 6.350%, to 6/30/2029 (Bermuda) (a) (b) (c)	266,940
6,000	Assurant, Inc. 5.250%, due 1/15/2061 (c)	162,120
3,400	Brighthouse Financial, Inc. 6.250% due 9/15/2058 (c)	90,780
7,000	Brighthouse Financial, Inc. Series B 6.750%, to 6/25/2025 (b) (c)	199,290
		1,029,670
Miscellaneous Business Credit Institution - 0.98%
5,000	National Rural Utilities Cooperative Finance Corp. Series US 5.500%, due 5/15/2064 (c)	137,050

Motor Vehicles & Passenger Car Bodies - 1.71%
2,000	Ford Motor Co. 6.200%, due 6/01/2059 (c)	53,320
7,000	Ford Motor Co. 6.000%, due 12/01/2059 (c)	186,060
		239,380
National Commercial Banks - 12.05%
8,000	Capital One Financial Corp. Series I 5.000%, to 12/01/2024 (b) (c)	211,760
10,000	Capital One Financial Corp. Series J 4.800%, to 6/01/2025 (b) (c)	262,300
5,000	Capital One Financial Corp. Series K 4.625%, to 12/01/2025 (b) (c)	129,050
4,095	Citigroup Capital XIII 6.4985%, due 10/30/2040 (3-month US Libor + 6.370%) ** (c) FRN	113,636
6,000	Dime Community Bancshare, 5.500%, to 02/15/2025 (b) (c)	154,200
6,000	First Midwest Bancorp, Inc. Series C 7.000%, to 8/20/2025 (b) (c)	165,360
2,000	JPMorgan Chase & Co. Series JJ 4.55%, to 6/01/2026 (b) (c)	52,200
3,500	KeyCorp Series E 6.125%, to 12/15/2026 (a) (b) (c)	106,400

The accompanying notes are an integral part of these financial statements.

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COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Shares		Value

National Commercial Banks - 12.05% (continued)
5,000	Regions Financial Corp. Series C 5.700%, to 5/15/2029 (a) (b) (c)	$ 142,100
5,000	Synovus Financial Corp. Series D 6.300%, to 6/21/2023 (a) (b) (c)	132,750
4,000	Truist Financial Corp. Series R 4.750%, to 9/01/2025 (b) (c)	106,200
4,025	Wells Fargo & Co. Series Q 5.850%, to 9/15/2023 (a) (b) (c)	110,084
		1,686,040
Natural Gas Transmission - 1.27%
7,000	Energy Transfer LP Series E 7.600%, to 5/15/2024 (a) (b) (c)	177,520

Real Estate Investment Trusts - 7.52%
6,000	Agree Realty Corp. Series A 4.250%, to 9/17/2026 (b)	150,840
5,100	KKR Real Estate Finance Trust Series A 6.500%, to 4/16/2026 (b) (c)	132,804
6,000	Pebblebrook Hotel Trust Series G 6.375%, to 5/13/2026 (b) (c)	153,300
1,000	Public Storage, Inc. Series M 4.125%, to 8/14/2025 (b) (c)	26,100
3,900	Sachem Capital Corp. 6.875%, due 12/30/2024 (c)	98,475
6,000	Sachem Capital Corp. Series A 7.750%, to 6/29/2026 (b) (c)	152,880
8,000	Vornado Realty Trust Series N 5.250%, to 11/24/2025 (b) (c)	215,200
5,000	Vornado Realty Trust Series O 4.450%, to 9/22/2026 (b)	122,400
		1,051,999
Security Brokers, Dealers & Flotation Companies - 2.38%
3,295	Morgan Stanley Series F 6.875%, to 1/15/2024 (a) (b) (c)	92,326
3,000	Morgan Stanley Series K 5.850%, to 4/15/2027 (a) (b) (c)	88,890
6,000	Stifel Financial Corp. Series D 4.500%, to 8/15/2026 (b) (c)	151,860
		333,076
Services-Equipment Rental & Leasing - 1.16%
6,000	Air Lease Corp. Series A 6.150%, to 3/15/2024 (a) (b) (c)	162,480

State Commercial Banks - 2.57%
5,000	ConnectOne Bancorp, Inc. Series A 5.250%, to 9/01/2026 (a) (b)	131,750
4,000	Fifth-Third Bancorp Series K 4.950%, to 9/30/2024 (b) (c)	104,520
4,500	First Citizens Bancshares, Inc. Series A 5.375%, to 3/15/2025 (b) (c)	122,760
		359,030
Telephone Communications (No Radio Telephone) - 3.04%
4,000	AT&T, Inc. Series A 5.000%, to 12/12/2024 (b) (c)	107,520
6,000	AT&T, Inc. Series C 4.750%, to 2/18/2025 (b) (c)	158,220
6,000	Telephone & Data Systems, Inc. Series UU 6.625%, to 3/31/2026 (b) (c)	159,540
		425,280
Wholesale-Farm Product Raw Materials - 1.75%
4,000	CHS, Inc. Series 2 7.100%, to 3/31/2024 (a) (b) (c)	112,280
4,560	CHS, Inc. Series 4 7.500%, to 1/21/2025 (b) (c)	133,198
		245,478

TOTAL PREFERRED SECURITIES-$25 PAR VALUE (Cost $6,597,233) - 49.00%		6,855,507

The accompanying notes are an integral part of these financial statements.

Page |  15

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Shares		Value

PREFERRED SECURITIES-$50 PAR VALUE - 0.72%

Electric Services - 0.72%
2,000	DTE Energy Co. 6.250%, due 11/01/2022 (c)	$ 100,520

TOTAL PREFERRED SECURITIES-$50 PAR VALUE (Cost $100,685) - 0.72%		100,520

PREFERRED SECURITIES-CAPITAL SECURITIES - 47.84%

Electric Services - 2.70%
250,000	Edison International Series A 5.375%, to 3/15/2026 (a) (b) (c)	258,512
100,000	Emera, Inc. Series 16-A 6.750%, to 6/15/2026 (Canada) (a) (c) (maturity date 6/15/2076)	118,901
		377,413
Electronic & Other Electrical Equipment (No Computer Equipment) - 1.40%
200,000	General Electric Co. Series D 3.446% (3-month US Libor + 3.33%) ** (b) (c) FRN	195,926

Finance Services - 2.84%
200,000	General Motors Financial Co., Inc. Series A 5.750%, to 9/30/2027 (a) (b) (c)	218,493
155,000	General Motors Financial Co., Inc. Series C 5.700%, to 9/30/2030 (a) (b) (c)	178,444
		396,937
Fire, Marine & Casualty Insurance - 1.19%
160,000	Progressive Corp. Series B 5.375%, to 3/15/2023 (a) (b) (c)	166,000

Life Insurance - 1.34%
160,000	MetLife, Inc. Series D 5.875%, to 3/15/2028 (a) (b) (c)	187,976

National Commercial Banks - 21.41%
200,000	Bank of America Corp. Series JJ 5.125%, to 6/20/2024 (a) (b) (c)	212,135
300,000	Bank of America Corp. Series FF 5.875%, to 3/15/2028 (a) (b) (c)	342,525
150,000	Citigroup, Inc. 5.950%, to 1/30/2023 (a) (b) (c)	156,375
150,000	Citigroup, Inc. Series M 6.300%, to 5/15/2024 (a) (b) (c)	161,925
150,000	Citigroup, Inc. Series T 6.250%, to 8/15/2026 (a) (b) (c)	173,656
200,000	Huntington Bancshares, Inc. Series G 4.450%, to 10/15/2023 (a) (b) (c)	215,300
170,000	JPMorgan Chase & Co. Series CC 4.625%, to 11/01/2022 (a) (b) (c)	171,487
160,000	JPMorgan Chase & Co. Series X 6.100%, to 10/01/2024 (a) (b) (c)	173,888
125,000	JPMorgan Chase & Co. Series Z 4.051%, to 2/01/2021 (b) (c)	125,143
160,000	KeyCorp Series D 5.000%, to 9/15/2026 (a) (b) (c)	178,400
160,000	PNC Financial Services Group, Inc. Series S 5.000%, to 11/01/2026 (a) (b) (c)	177,758
250,000	Regions Financial Corp. Series D 5.750%, to 6/15/2025 (a) (b) (c)	278,825
250,000	Truist Financial Corp. Series N 4.800%, to 9/01/2024 (a) (b) (c)	263,395
100,000	Truist Financial Corp. Series M 5.125%, to 12/15/2027 (a) (b) (c)	107,750
150,000	Wells Fargo & Co. Series S 5.900%, to 6/15/2024 (a) (b) (c)	161,437
65	Wells Fargo & Co. Series L 7.500% (b) (c)	96,330
		2,996,329
Personal Credit Institutions - 1.24%
160,000	Discover Financial Services Series C 5.500%, to 10/30/2027 (a) (b) (c)	173,440

The accompanying notes are an integral part of these financial statements.

Page |  16

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2021

Shares		Value

Security Brokers, Dealers & Flotation Companies - 4.77%
175,000	Charles Schwab Corp. Series F 5.000%, to 12/01/2027 (a) (b) (c)	$ 186,069
160,000	Goldman Sachs Group, Inc. Series P 5.000%, to 11/10/2022 (a) (b) (c)	161,600
185,000	Morgan Stanley Series M 5.875%, to 9/15/2026 (a) (b) (c)	213,430
100,000	Morgan Stanley Series N 5.300%, to 12/15/2025 (a) (b) (c)	106,180
		667,279
Services-Equipment Rental & Leasing - 3.36%
300,000	AerCap Holdings N.V. 5.875%, to 10/10/2024 (Ireland) (a) (c) (Maturity date: 10/10/2079)	313,047
150,000	Air Lease Corp. Series B 4.650%, to 6/15/2026 (a) (b) (c)	156,937
		469,984
State Commercial Banks - 7.59%
250,000	Ally Financial, Inc. Series B 4.700%, to 5/15/2026 (a) (b) (c)	260,213
160,000	Citizens Financial Corp. Series G 4.000%, to 10/06/2026 (a) (b) (c)	163,800
105,000	Bank of New York Mellon Corp. Series F 4.625%, to 9/20/2026 (a) (b) (c)	113,925
150,000	Fifth-Third Bancorp Series J 3.2605% (3-month US Libor + 3.129%) ** (b) (c) FRN	149,924
160,000	State Street Corp. Series H 5.625%, to 12/15/2023 (a) (b) (c)	169,319
200,000	SVB Financial Group Series C 4.000%, to 5/15/2026 (a) (b) (c)	205,500
		1,062,681

TOTAL PREFERRED SECURITIES-CAPITAL SECURITIES (Cost $6,355,410) - 47.84%		6,693,965

CLOSED-END MUTUAL FUNDS - 1.07%
1,215	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.(c)	33,145
11,950	Nuveen Preferred Securities Income Fund (c)	117,110
TOTAL CLOSED-END MUTUAL FUNDS (Cost $139,549) - 1.07%		150,255

MONEY MARKET FUND - 0.30%
42,514	First American Government Obligations Fund Class X 0.03% **	42,514
TOTAL MONEY MARKET FUND (Cost $42,514) - 0.30%		42,514

INVESTMENTS IN SECURITIES, AT VALUE (Cost $13,235,391) - 98.93%		13,842,761

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $14,993) - 0.07%		9,958

INVESTMENTS IN SECURITIES AND PURCHASED OPTIONS, AT VALUE (Cost $13,250,384) - 99.00%		13,852,719

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $93,212) - (0.86)%		(120,395)

OTHER ASSETS LESS LIABILITIES, NET - 1.86%		260,237

NET ASSETS - 100.00%		$ 13,992,561

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer as of the date indicated.

(c) All or portion of this security is held as collateral for written options. Total value of securities held as collateral is $13,103,870 representing 93.65% of net assets.

* Classifications in this Schedule of Investments are derived from Standard Industrial Classification ("SIC") Codes.

**Variable rate security; the rate shown represents the yield at September 30, 2021.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and tied to a benchmark rate such as LIBOR or the US Treasury Bill rate.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

The accompanying notes are an integral part of these financial statements.

Page |  17

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF PURCHASED OPTIONS

SEPTEMBER 30, 2021

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  18

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF WRITTEN OPTIONS

SEPTEMBER 30, 2021

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  19

COLLABORATIVE INVESTMENT SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2021

	Dividend Performers	Preferred-Plus
Assets:
Investments in Securities, at Value (Cost $13,178,891, and $13,235,391, respectively)	$15,245,079	$13,842,761
Investments in Purchased Options, at Value (Premiums Paid $31,899, and $14,993, respectively)	21,561	9,958
Receivables:
Dividends and Interest	18,181	72,205
Shareholder Subscriptions	740	72
Cash	500	500
Deposit with Broker for Written Options	266,579	308,303
Prepaid Expenses	8,611	6,333
Total Assets	15,561,251	14,240,132
Liabilities:
Written Options, at Value (Premiums Received $197,841, and $93,212, respectively)	260,789	120,395
Payables:
Shareholder Redemptions	85,238	88,512
Advisor Fees	12,468	11,292
Administrative Fees	3,193	2,907
Trustee Fees	762	767
Transfer Agent and Accounting Fees	3,168	2,751
Accrued Expenses	21,315	20,947
Total Liabilities	386,933	247,571

Net Assets	$15,174,318	$13,992,561

Net Assets Consist of:
Paid In Capital	$12,167,696	$13,334,618
Accumulated Earnings (Deficit)	3,006,622	657,943
Net Assets	$15,174,318	$13,992,561

Class I Shares:
Net Assets	$15,174,318	$13,992,561
Shares outstanding	896,257	1,162,051
Net asset value, offering price, and redemption price per share	$ 16.93	$ 12.04

The accompanying notes are an integral part of these financial statements.

Page |  20

COLLABORATIVE INVESTMENT SERIES TRUST

STATEMENTS OF OPERATIONS

        FOR THE YEAR ENDED SEPTEMBER 30, 2021

	Dividend Performers	Preferred-Plus
Investment Income:
Dividends	$ 257,933	$ 316,552
Interest	95	283,130
Total Investment Income	258,028	599,682

Expenses:
Advisory fees (Note 4)	131,690	123,987
Administrative fees	32,923	30,997
Audit fees	18,000	18,000
Custody	8,502	7,311
Legal fees	12,272	12,983
Transfer Agent and Accounting fees	29,461	29,679
Trustee fees (Note 4)	3,623	3,560
Registration fees	15,307	15,347
Insurance fees	642	427
Other expenses	8,954	10,119
Interest expenses	5,862	2,750
Shareholder servicing fees	11,893	11,289
Printing and Mailing fees	119	259
Total Expenses	279,248	266,708
Less fees waived by Adviser	(75,851)	(77,977)
Net Expenses	203,397	188,731

Net Investment Income	54,631	410,951

Net Realized Gain (Loss) on:
Investments in Securities and Purchased Options	1,224,844	(54,359)
Written Options	1,448,246	711,298
Net Realized Gain	2,673,090	656,939

Net Change in Unrealized Appreciation on:
Investments in Securities and Purchased Options	1,192,826	630,983
Written Options	(98,200)	(46,005)
Net Change in Unrealized Appreciation	1,094,626	584,978

Net Realized and Unrealized Gain on Investments, Purchased Options and Written Options	3,767,716	1,241,917

Net Increase in Net Assets Resulting from Operations	$ 3,822,347	$ 1,652,868

The accompanying notes are an integral part of these financial statements.

Page |  21

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

STATEMENTS OF CHANGES IN NET ASSETS

** As of May 29, 2020, Class A Shares converted into Class I Shares, see Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements.

Page |  22

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

STATEMENTS OF CHANGES IN NET ASSETS

** As of May 29, 2020, Class A Shares converted into Class I Shares, see Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements.

Page |  23

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS - CLASS I

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the year/period:

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ The amount of net realized and unrealized gain on investment per share for the year ended September 30, 2020 does not accord with the amounts in the Statement of Operations due to share transactions for the period.

(a) Annualized.

(b) Not annualized.

(c) For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) Expenses before reimbursements (excluding interest expense) were 2.08%, 2.50% and 2.48% for the years/period ended September 30, 2021, 2020 and 2019, respectively.

(f) Expenses after reimbursements (excluding interest expense) were 1.50%.

(g) The net investment income (loss) ratios include interest expense.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Page |  24

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS - CLASS I

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the year/period:

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ The amount of net realized and unrealized gain on investment per share for the year ended September 30, 2020 does not accord with the amounts in the Statement of Operations due to share transactions for the period.

(a) Annualized.

(b) Not annualized.

(c) For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.

These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) Expenses before reimbursements (excluding interest expense) were 2.13%, 2.43% and 2.70%

for the years/period ended September 30, 2021,  2020 and 2019, respectively.

(f) Expenses after reimbursements (excluding interest expense) were 1.50%.

(g) The net investment income (loss) ratios include interest expense.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Page |  25

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

1.  ORGANIZATION

The Dividend Performers and Preferred-Plus (each a “Fund” and collectively, the “Funds”) are each organized as a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is an open-end investment company established under the laws of Delaware.  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds, along with thirteen additional funds are the only series currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Funds commenced investment operations on December 24, 2018. The investment adviser to the Funds is Innovative Portfolios, LLC (the “Adviser”). Each Fund offers Class I shares. Class I shares have no distribution fees.  See Note 4 to the financial statements for further information regarding the fees for Class I shares offered by the Funds. As of May 29, 2020, Class A shares were designated as Class I shares in each of the Funds.

Dividend Performer’s investment objective is to provide income with a secondary objective of capital appreciation.

Preferred-Plus’s investment objective is to provide income.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined by the Financial Accounting Standards Board (“FASB”), the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: Investment transactions are accounted for on the trade date.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  Each Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment

Page |  26

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is each Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code, so that they will not be subject to excise tax on undistributed income and gains. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is each Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended September 30, 2021, related to uncertain tax positions taken on returns filed for the open tax year (2019), or expected to be taken in each Fund’s 2021 tax returns.  The Funds identify their major tax jurisdictions as U.S. federal and certain state tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended September 30, 2021, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds typically distribute substantially all of their net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Funds intend to distribute dividends and short-term capital gains quarterly and long-term capital gains annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OPTIONS: The Funds invest in put options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to

Page |  27

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund.  The respective Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may utilize put options to generate income or gain for the Fund. The ability of a Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

SHARE VALUATION: Each Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by each Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for Fair Value Pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with

Page |  28

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Derivative instruments (put options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available, which may include the Funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Funds’ investments measured at fair value as of September 30, 2021, by major security type:

Dividend Performer	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 15,145,734	$ -	$ -	$ 15,145,734
Purchased Options	21,561	-	-	21,561
Money Market Fund	99,345	-	-	99,345
Total	$ 15,266,640	$ -	$ -	$ 15,266,640

Dividend Performer	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value

Written Options	$ (260,789)	$ -	$ -	$ (260,789)
Total	$ (260,789)	$ -	$ -	$ (260,789)

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

Preferred-Plus	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Preferred Securities – $25 Par Value *	$ 6,855,507	$ -	$ -	$ 6,855,507
Preferred Securities – $50 Par Value *	100,520	-	-	100,520
Preferred Securities- Capital Securities *	96,330	6,597,635	-	6,693,965
Closed-End Funds	150,255	-	-	150,255
Purchased Options	9,958	-	-	9,958
Money Market Fund	42,514	-	-	42,514
Total	$ 7,253,984	$6,597,635	$ -	$ 13,852,719

Preferred-Plus	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value

Written Options	$ (120,395)	$ -	$ -	$ (120,395)
Total	$ (120,395)	$ -	$ -	$ (120,395)

During the year ended September 30, 2021, the Funds did not hold any Level 3 securities during the period presented.

* Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the terms of a management agreement between the Trust and the Adviser, with respect to the Funds (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with its respective Fund investment objective and policies.  As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund.

The Agreement continued for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the respective Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2023 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.50% of the average daily net assets attributable to the Class I shares.  These fee waivers and expense reimbursements are subject to possible recoupment from each respective Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.  This agreement may be terminated only by the Fund’s Board, on 60 days written notice to the Adviser.

For the year ended September 30, 2021, the Adviser:

	Dividend Performers	Preferred-Plus
Earned	$ 131,690	$ 123,987
Waived	(75,851)	(77,977)
Reimbursed	-	-

At September 30, 2021, Dividend Performers and Preferred-Plus owed the Adviser $12,468 and $11,292, respectively.

The Adviser has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Dividend Performers

Fiscal Year End	Expiration	Amount
September 30, 2019	September 30, 2022	$ 44,722
September 30, 2020	September 30, 2023	$102,552
September 30, 2021	September 30, 2024	$ 75,851

Preferred-Plus

Fiscal Year End	Expiration	Amount
September 30, 2019	September 30, 2022	$ 40,969
September 30, 2020	September 30, 2023	$ 93,223
September 30, 2021	September 30, 2024	$ 77,977

ADMINISTRATION AND COMPLIANCE SERVICES: The Trust, on behalf of the Funds, entered into an administration agreement with Collaborative Fund Services, LLC (“CFS”) to provide administration and compliance services to the Funds. For the services CFS provides under the administration agreement, CFS receives an annual fee of 0.25% of each Fund’s average daily net assets, subject to a minimum monthly fee of $1,000 per Fund. Greg Skidmore is the President of CFS, and is also an Interested Trustee.  For the year ended

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

September 30, 2021, CFS earned $32,923 and $30,997 from the Dividend Performers and Preferred-Plus, respectively. As of September 30, 2021, the Fund owed CFS $3,193 and $2,907 from the Dividend Performers and Preferred-Plus, respectively.

TRANSFER AGENT AND FUND ACCOUNTANT: Mutual Shareholder Services, LLC (“MSS”) receives an annual fee from each Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from each Fund based on the average net assets of each Fund.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments and options, for the year ended September 30, 2021, were as follows:

Dividend Performers

Purchases	$ 10,525,273
Sales	$ 7,392,911

Preferred-Plus

Purchases	$ 5,995,306
Sales	$ 3,209,272

6.  DERIVATIVE TRANSACTIONS

The Funds consider the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities for the year ended September 30, 2021.

Dividend Performers

Average notional value of:

Purchased Options

$ 12,413,925

Written Options

$(13,400,900)

Preferred-Plus

Average notional value of:

Purchased Options

$ 5,815,400

Written Options

$(6,357,75)

The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The following is a summary of the effect of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021.

Dividend Performers
Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investments in Purchased Options, at value	$21,561
Equity contracts/Equity price risk	Written Options, at value	$(260,789)

Preferred-Plus
Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investments in Purchased Options, at value	$9,958
Equity contracts/Equity price risk	Written Options, at value	$(120,395)

Dividend Performers
Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Options Purchased	Change in Unrealized Appreciation/(Depreciation) on Options Purchased
Equity contracts/Equity price risk	$(235,906)	$6,743

Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Written Options	Change in Unrealized Appreciation/(Depreciation) on Written Options
Equity contracts/Equity price risk	$1,448,246	$(98,200)

Preferred-Plus
Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Options Purchased	Change in Unrealized Appreciation/(Depreciation) on Options Purchased
Equity contracts/Equity price risk	$(115,852)	$5,237

Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Written Options	Change in Unrealized Appreciation/(Depreciation) on Written Options
Equity contracts/Equity price risk	$711,298	$(46,005)

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

The notional value of the derivative instruments outstanding as of September 30, 2021 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The Dividend Performers Fund may expose up to 20% of its assets to a credit spread options strategy and the Preferred-Plus Fund may expose up to 10% of its assets to a credit spread options strategy; however, market conditions may dictate additional exposure. The Funds seek to achieve a put credit spread on the S&P 500 Index (generally on S&P 500 ETF, SPY) by selling/writing an out-of-the-money short put option while simultaneously purchasing an out-of-the-money long put option below the short option position. (Market conditions may not always allow the credit spread to be sold/written out-of-the-money.)  A credit spread is an options strategy that involves the purchase of one option and a sale of another option in the same class and expiration but different strike prices.  The Funds recognize a realized gain or loss when the put credit spread expires or is closed.  Buying the protective long put option hedges any significant downside risk posed by the short put option by employing a defensive position.

The option premium is derived from "implied volatility" — the expected level of volatility priced into an option — and is higher, on average, than the volatility experienced on the security underlying the option.  By entering into derivatives contracts, the Funds are accepting a risk that its counterparty seeks to transfer in exchange for the premium received by the Funds under the derivatives contract.  By providing this risk transfer service, the Funds seek to benefit over the long-term from the difference between the level of volatility priced into the options it sells and the level of volatility realized on the securities underlying those options.  There can be no assurance that the variance risk premium will be positive for the Funds’ investments at any time or on average and over time.  With options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

The seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Conversely, the purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

The Funds engage in options transactions involving securities that seek to track the performance of stock indices in order to enhance returns.  Options require additional skills and techniques beyond normal portfolio management.  The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes.

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

The use of options may magnify the increase or decrease in performance of the Funds and may also subject the Funds to higher price volatility.

7.  CAPITAL SHARE TRANSACTIONS

As of September 30, 2021, there were unlimited shares authorized at no par value for the Funds. The following tables summarize transactions in capital for the years ended September 30, 2021 and 2020:

Dividend Performers

Class A	Year Ended September 30, 2020 *
	Shares	Amount
Shares Sold	6,847	$ 81,249
Shares Reinvested	64	789
Shares Redeemed	(7,685)	(89,222)
Net Decrease	(774)	$ (7,184)

* As of May 29, 2020, Class A Shares designated 1,432 shares and $15,181 into Class I Shares.

Class I	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	147,828	$ 2,573,505	424,104*	$ 4,813,055*
Shares Reinvested	54,038	926,588	35,699	433,468
Shares Redeemed	(47,628)	(802,943)	(683,803)	(6,737,398)
Net Increase/(Decrease)	154,238	$ 2,697,150	(224,000)	$ (1,490,875)

* Includes $15,181 and 1,425 shares from the tax-free exchange of Dividend Performers Class A that occurred on May 29, 2020.

Preferred-Plus

Class A	Year Ended September 30, 2020 *
	Shares	Amount
Shares Sold	6,174	$ 69,274
Shares Reinvested	309	3,226
Shares Redeemed	(15,039)	(154,532)
Net Decrease	(8,556)	$ (82,032)

* As of May 29, 2020, Class A Shares designated 13,126 shares and $135,706 into Class I Shares.

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

Class I	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Shares Sold	219,452	$ 2,645,885	579,879*	$ 6,414,728*
Shares Reinvested	62,532	749,249	46,551	490,242
Shares Redeemed	(75,386)	(901,411)	(319,333)	(3,032,955)
Net Increase	206,598	$ 2,493,723	307,097	$ 3,872,015

* Includes $135,706 and 13,150 shares from the tax-free exchange of Preferred Plus Class A that occurred on May 29, 2020.

8.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.  TAX MATTERS

Dividend Performers

For federal Income Tax purposes, the net cost of investments and premiums from written options at September 30, 2021 is $13,019,295. As of September 30, 2021, the gross unrealized appreciation on a tax basis totaled $2,527,030 and the gross unrealized depreciation totaled $540,474 for a net unrealized appreciation of $1,986,556.

The primary reason for the difference between the book and tax cost of investments and premiums from written options is the tax deferral of losses on wash sales.

As of September 30, 2021 the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Undistributed Ordinary Income	Other Accumulated Gains	Total Distributable Earnings/(Deficit)
$ 1,986,556	$ 26,979	$ 993,087	$3,006,622

The tax character of distributions paid during the years ended September 30, 2021 and 2020 are as follows:

	Year Ended September 30, 2021	Year Ended September 30, 2020
Ordinary income	$ 926,588	$ 241,462
Capital gains	-	-
Return of Capital	-	192,794
Total	$ 926,588	$ 434,256

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

Preferred-Plus

For federal Income Tax purposes, the net cost of investments and premiums from written options at September 30, 2021 is $13,167,825. As of September 30, 2021, the gross unrealized appreciation on a tax basis totaled $638,823 and the gross unrealized depreciation totaled $74,324 for a net unrealized appreciation of $564,499.

The primary reason for the difference between the book and tax cost of investments and premiums from written options is the tax deferral of losses on wash sales and return of capital basis adjustments.

As of September 30, 2021 the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Undistributed Ordinary Income	Other Accumulated Gains	Total Distributable Earnings/(Deficit)
$ 564,499	$ 37,818	$ 55,626	$ 657,943

The tax character of distributions paid during the years ended September 30, 2021 and 2020 are as follows:

	Year Ended September 30, 2021	Year Ended September 30, 2020
Ordinary income	$ 749,249	$ 424,667
Capital gains	-	-
Return of Capital	-	68,801
Total	$ 749,249	$ 493,468

10.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a rebuttable presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2021, TD Ameritrade, Inc., for the benefit of its customers, held approximately 94.64% of the voting securities of Dividend Performers and may be deemed to control that Fund.  As of September 30, 2021, TD Ameritrade, LLC, for benefit of its customers, held 95.34% of the voting securities of Preferred-Plus and may be deemed to control that Fund.

11. OPTIONS RISK

The Funds’ use of options subjects the Funds to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser’s ability to predict movements in the prices of individual securities or indices and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that

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COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2021

the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. See Note 2 for additional disclosures related to options transactions.

12. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and thier investments and could result in an increase or decrease to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

13.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no further events requiring disclosure or recognition.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dividend Performers and Preferred-Plus and

Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, purchased options and written options, of Dividend Performers and Preferred-Plus (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2021, the related statements of operations for the year then ended, the related notes, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the period ended September 30, 2019, were audited by other auditors whose report dated November 25, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 29, 2021

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COLLABORATIVE INVESTMENT SERIES TRUST

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2021 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire period, April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Dividend Performers Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2021	September 30, 2021	April 1, 2021 to September 30, 2021

Actual	$1,000.00	$1,046.89	$7.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.35	$7.79

* Expenses are equal to the Fund's annualized expense ratio of 1.54% for Class I shares, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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COLLABORATIVE INVESTMENT SERIES TRUST

EXPENSE ILLUSTRATION (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Preferred-Plus - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2021	September 30, 2021	April 1, 2021 to September 30, 2021

Actual	$1,000.00	$1,053.31	$7.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.40	$7.74

* Expenses are equal to the Fund's annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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COLLABORATIVE INVESTMENT SERIES TRUST

ADDITIONAL INFORMATION

SEPTEMBER 30, 2021 (UNAUDITED)

 PORTFOLIO HOLDINGS

The Funds files their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Funds’ proxy voting policies, procedures and voting records relating to common stock securities in the Funds’ investment portfolios are available without charge, upon request, by calling the Funds’ toll-free telephone number 1-800-869-1679.  The Funds will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Funds’ proxy information is also available on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 is available without charge, upon request by calling 1-800-869-1679 or referring to the SEC's web site at www.sec.gov.

 LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ADVISORY RENEWAL AGREEMENT

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 2018 and managed approximately $20 million in assets under management. They reviewed the background information of the key investment personnel that service each Fund, taking into consideration the team’s diverse financial industry experience. The

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COLLABORATIVE INVESTMENT SERIES TRUST

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

Trustees noted the departure of the adviser’s retail distribution team and acknowledged the departures resulted from a change in the adviser’s distribution strategy. The Trustees further noted that there were no material compliance issues reported during the previous two years and that the adviser was not subject to any on-going litigation or examinations. The Board concluded that Innovative had sufficient resources to continue to provide high quality service to the Funds for the benefit of shareholders.

Performance.

Preferred-Plus. The Trustees noted that the Fund outperformed its peer group average and benchmark, over the one-year period. They further noted that the Fund slightly underperformed its benchmark for the since inception period. They considered the adviser’s assertion that underperformance was attributable to unpredictable price fluctuations caused by market volatility. The Trustees discussed that the Fund ranked in the top quartile for performance in its Morningstar category for the since inception period.  The Trustees concluded that the Fund was performing in line with expectations based on the strategy

Dividend Performers. The Trustees noted the investment objective of the Fund was to provide income with a secondary objective of capital appreciation. They discussed the Fund’s performance and noted that the Fund outperformed its benchmark and peer group over the one-year and since inception periods. The Trustees consider the adviser’s assertion that the Fund’s positive performance was attributable to the Fund being invested during market recovery and other tactical allocations. They Trustees acknowledged the strong relative performance.

Fees and Expenses.

Preferred-Plus. The Trustees noted that the adviser’s management fee with respect to the Fund was 1.00%, which was higher than the peer group average. The Trustees further noted the adviser’s explanation that the higher advisory fee was warranted based on the Fund’s option overlay. The Trustees considered the Fund’s average net expense ratio of 1.62%, which was higher than the Fund’s peer group average of 0.95% and the Morningstar category average of 1.23%. They acknowledged that the adviser’s explanation that the Fund’s net expense ratio was higher because of the size of the Fund relative to the funds that compose the Fund’s peer group. The Trustees acknowledged that the Fund’s proposed advisory fee and net expense ratio were both within the range Fund’s peer group.  The Trustees also considered the adviser’s intention to renew its expense limitation agreement at the current levels.

Dividend Performers. The Trustees noted that the adviser’s annual fee with respect to the Fund was 1.00%, higher than the peer average of 0.58% and the category average of 1.07%, but within the range of the peer group. They observed that the net expense ratio of the Fund was 1.56%, which was higher than the peer group and Morningstar category

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COLLABORATIVE INVESTMENT SERIES TRUST

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

average. The Trustees acknowledged that the Fund’s proposed advisory fee and net expense ratio were both within the range Fund’s peer group.  The Trustees also considered the adviser’s intention to renew its expense limitation agreement at the current levels. The Trustees agreed that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted that the adviser had not realized a profit in connection with each Fund. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to each Fund. They noted the adviser’s willingness to consider fee reductions as a Fund’s assets continue to grow. The Trustees discussed the adviser’s position on appropriate breakpoint levels and agreed to continue to monitor each Fund’s asset levels and revisit the matter as each Fund continued to grow.

Conclusion. Having requested and received such information from Innovative as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the advisory agreement was in the best interests of each Fund and its shareholders.

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COLLABORATIVE INVESTMENT SERIES TRUST

TRUSTEES & OFFICERS

SEPTEMBER 30, 2021 (UNAUDITED)

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Collaborative Fund Services, LLC, 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012.	15	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	15	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013.	15	None
Ronald Young Jr. Birth Year: 1974	Trustee	Indefinite/ March 2020 – present	President - Young Consulting, Inc. (Business Consultants) (2008-Present); President – Tri State LED, Inc. (2010-Present).	15	None

The Fund's SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-800-869-1679.

1The “Fund Complex” consists of the operations series of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

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COLLABORATIVE INVESTMENT SERIES TRUST

TRUSTEES & OFFICERS (CONTINUED)

SEPTEMBER 30, 2021 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon E. Lacoff, Esq.[1] Year of Birth: 1974	Trustee	Since Indefinite/ November 2017 - present	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC.	15	None
Gregory Skidmore[1] Year of Birth: 1976	Trustee and President	since November 2017	President, Belpointe Asset Management, LLC since 2007.	15	N/A
Kyle R. Bubeck Year of Birth: 1955	Chief Compliance Officer	since 2021	President and Founder of Beacon Compliance Consulting, Inc. (since 2010); CFO and CCO of Trendstar Advisors, LLC (2003 to 2009).	N/A	N/A
William McCormick Year of Birth: 1964	Treasurer	since 2021	Senior Wealth Advisor – Belpointe Asset Management (since 2019); Wealth Advisor – Advisory Services Network (2016 to 2019)	N/A	N/A
Brad Rundbaken Year of Birth: 1970	Secretary	since 2021	Manager – Collaborative Fund Services, LLC (since 2018); Wealth Advisor – Belpointe Asset Management (2015 to 2018)	N/A	N/A

1 Brandon E. Lacoff, Esq. is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his ownership interest in CFS.  Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his affiliation with CFS.

2 The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 500 Damonte Ranch Parkway, Building 700, Unit 700, Reno, NV 89521.

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PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●  Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

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What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●  open an account or deposit money

●  direct us to buy securities or direct us to sell

     your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business

     purposes – information about your

     creditworthiness.

●  affiliates from using your information to

     market to you.

●  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●  The Collaborative Investment Series Trust

    does not share with non-affiliates so they can

    market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Collaborative Investment Series Trust doesn’t jointly market.

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This Page Was Left Blank Intentionally

Investment Adviser

Innovative Portfolios, LLC

Distributor

Arbor Court Capital, LLC

Fund Administrator

Collaborative Fund Services, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank NA

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen and Company, Ltd.

This report is provided for the general information of Dividend Performers and Preferred-Plus shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2021

$ 12,000

FY 2020

$ 22,000

(b) Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2021

$ 3,000

FY 2020

$ 6,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2021

  N/A

  N/A

FY

2020

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  December 3, 2021

By /s/Adam Snitkoff

* Adam Snitkoff

   Treasurer and Principal Financial Officer of the Trust

Date:  December 3, 2021